Exhibit 99.1

UNITY BANCORP INC

For Immediate Release
Unity Bancorp, Inc. (NASDAQ: UNTY)
July 14, 2022

News Media & Financial Analyst Contact:
George Boyan, EVP & CFO
(908) 713-4565

Unity Bancorp Reports Quarterly Earnings of $9.5 Million

Net Income
(In Millions)
$10.0
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
8.4
9.5
9.7
9.1
9.5
2Q2021
3Q2021
4Q2021
1Q2022
2Q2022

EPS
$0.88
ROA
1.83%
ROE
17.32%
NIM
4.39%

James A. Hughes, President and CEO, stated:

"Unity Bank is proud to report another outstanding quarter, where we generated $9.5 million of net income, or $0.88 per share, an increase of 12.3% over last year. This represents a 1.83% ROA, and 17.32% ROE. In addition, during the quarter, Unity increased its dividend by 10% to $0.11 per share.

More important than the financial metrics, we are deeply appreciative of the opportunity to serve our customers and deliver the products and services they need to reach their financial goals. During the quarter, Unity loaned over $100 million to small businesses, homebuyers, and consumers. In addition, we appreciate the efforts of the Unity team to deliver a best-in-class service to our valued customers.

Unity's history of strong earnings, consistent growth, and conservative financial management have positioned us as one of the top community banks in the region--demonstrated by our recent addition to the Russell 2000® Index. These attributes provide us the strength to stand by our clients and continue to serve them despite whatever economic challenges may be on the horizon."

Clinton, NJ, July 14, 2022 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $9.5 million, or $0.88 per diluted share, for the quarter ended June 30, 2022, a 12.3% increase compared to net income of $8.4 million, or $0.80 per diluted share for the prior year’s second quarter.  For the six months ended June 30, 2022, Unity reported net income of $18.6 million, or $1.74 per diluted share, a 9.7% increase compared to $16.9 million or $1.60 per diluted share for the prior year’s period.

Second Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $3.3 million to $21.8 million for the quarter ended June 30, 2022, compared to $18.4 million for the prior year’s quarter, primarily due to loan growth. During the quarter ended June 30, 2022, the Company earned $438 thousand on SBA PPP fees.
●	Net interest margin (“NIM”) increased 36 basis points to 4.39% for the quarter ended June 30, 2022, compared to the prior year’s quarter, and increased 28 basis points from 4.11% in the prior sequential quarter.
●	The provision for loan losses was $1.2 million for the quarter ended June 30, 2022, compared to the release of $178 thousand in provision for loan losses for the prior sequential quarter, due to the sizable increase in total loans.
●	Noninterest income increased $510 thousand compared to the prior sequential quarter, primarily due to a non-recurring gain of $1.2 million recognized from the termination of a swap derivative instrument, partially offset by the decrease in gains on the sale of SBA loans resulting from the strategic decision to not sell SBA loans during the quarter.
●	Noninterest expense was $10.7 million for the quarter ended June 30, 2022, an increase of $301 thousand compared to the prior sequential quarter and $251 thousand compared to the prior year’s quarter, primarily due to increased compensation expenses.
●	The effective tax rate was 25.0% compared to 22.7% in the prior year’s quarter.

Balance Sheet Highlights

●	Total loans increased $152.2 million, or 9.2%, from year-end 2021 due to increases in commercial loans, residential mortgage loans and residential construction loans. SBA PPP loans decreased $32.2 million due to loans being forgiven and paid off.
●	Total deposits decreased $60.9 million from year-end 2021 to $1.7 billion at June 30, 2022. The decrease was primarily due to a decrease in savings deposits and noninterest-bearing demand deposits, as well as the maturity of a $20.0 million Brokered Certificate of Deposit. The Company’s deposit composition at June 30, 2022 consisted of 39.5% in savings deposits, 30.1% in noninterest-bearing demand deposits, 15.7% in time deposits and 14.7% in interest-bearing demand deposits.
●	Borrowed funds increased $125.0 million to $165.0 million at June 30, 2022, due to increased customer demands for loans.
●	Shareholders’ equity was $220.8 million at June 30, 2022 compared to $205.7 million at year-end 2021.
●	Book value per common share was $21.01 as of June 30, 2022, compared to $19.80 as of December 31, 2021.
●	At June 30, 2022, the Community Bank Leverage Ratio was 11.06%, compared to 10.51% at December 31, 2021.
●	Nonperforming assets were $7.7 million at June 30, 2022, compared to $9.6 million at December 31, 2021. The allowance to total loans ratio was 1.27% at June 30, 2022, compared to 1.35% at December 31, 2021.

Other Highlights

❖	Unity Bancorp, Inc., parent company of Unity Bank, was added as a member of the U.S. small-cap Russell 2000® Index, widely regarded as a bellwether of the U.S. economy due to its focus on American small businesses. Inclusion in the Russell 2000® index became effective on June 27th, as part of the 2022 Russell indexes reconstitution. Membership in the Russell 2000® Index, which remains in place for one year, is based on membership in the broad-market Russell 3000® Index. Unity’s stock also was automatically added to the appropriate growth and value indexes.

❖	Unity Bank Chief Operating Officer/Executive Vice President John Kauchak and retired Vice Chairman Allen Tucker were selected as recipients of the NJBIZ 2022 ICON Award. The honor recognizes leaders over the age of 60 from New Jersey financial services and other industries for work throughout their careers.

❖	Banking industry veteran Jim Donovan has joined Unity Bank as Chief Lending Officer (CLO), bringing more than 35 years of financial services industry leadership experience to Unity Bank. Donovan previously served as a Senior Vice President with Bryn Mawr Trust and a Group Vice President with M&T Bank. He started his banking career as a Credit Analyst with Corestates Bank and also served as Vice President and Commercial Relationship Manager with Meridian Bank. Donovan earned a Master of Business Administration from St. Joseph's University and a Bachelor’s in Accounting from Shippensburg University of Pennsylvania.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.1 billion in assets and $1.7 billion in deposits.  Unity Bank, the Company’s wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

June 30, 2022

				June 30, 2022 vs.
				March 31, 2022	June 30, 2021
(In thousands, except percentages and per share amounts)	June 30, 2022	March 31, 2022	June 30, 2021%		%
BALANCE SHEET DATA
Total assets	$2,117,156	$2,067,692	$1,973,311	2.4%	7.3%
Total deposits	1,697,967	1,771,168	1,594,316	(4.1)	6.5
Total loans	1,801,593	1,701,384	1,653,987	5.9	8.9
Total securities	139,835	116,254	37,054	20.3	277.4
Total shareholders' equity	220,789	214,928	188,756	2.7	17.0
Allowance for loan losses	22,858	22,168	22,801	3.1	0.2

FINANCIAL DATA - QUARTER TO DATE
Income before provision for income taxes	$12,607	$11,911	$10,884	5.8	15.8
Provision for income taxes	3,156	2,803	2,466	12.6	28.0
Net income	$9,451	$9,108	$8,418	3.8	12.3

Net income per common share - Basic	$0.90	$0.87	$0.81	3.4	11.1
Net income per common share - Diluted	0.88	0.85	0.80	3.5	10.0

PERFORMANCE RATIOS - QUARTER TO DATE
Return on average assets	1.83%	1.80%	1.77%
Return on average equity	17.32	17.64	18.29
Efficiency ratio	42.84	45.86	49.06
Net interest margin	4.39	4.11	4.03
Noninterest expense to average assets	2.08	2.06	2.19

FINANCIAL DATA - YEAR TO DATE
Income before provision for income taxes	$24,519		$22,325		9.8
Provision for income taxes	5,960		5,411		10.1
Net income	$18,559		$16,914		9.7

Net income per common share - Basic	$1.77		$1.62		9.3
Net income per common share - Diluted	1.74		1.60		8.7

PERFORMANCE RATIOS - YEAR TO DATE
Return on average assets	1.82%		1.81%		0.6
Return on average equity	17.48		18.88		(7.4)
Efficiency ratio	44.27		47.39		(6.6)
Net interest margin	4.25		4.06		4.7
Noninterest expense to average assets	2.07		2.16		(4.2)

SHARE INFORMATION
Market price per share	$26.48	$27.98	$22.05	(5.4)	20.1
Dividends paid	0.11	0.10	0.09	10.0	22.2
Book value per common share	21.01	20.48	18.12	2.6	15.9
Average diluted shares outstanding (QTD)	10,706	10,664	10,569	0.4	1.3

CAPITAL RATIOS
Total equity to total assets	10.43%	10.39%	9.57%
Community bank leverage ratio	11.20	10.87	10.31

CREDIT QUALITY AND RATIOS
Nonperforming assets	$7,680	$9,301	$9,685	(17.4)	(20.7)
QTD net chargeoffs/(recoveries) to QTD average loans	0.11%	(0.01)%	0.04%
Allowance for loan losses to total loans	1.27	1.30	1.38
Nonperforming loans to total loans	0.43	0.55	0.59
Nonperforming assets to total assets	0.36	0.45	0.49

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

June 30, 2022

				June 30, 2022 vs.
				Dec. 31, 2021	June 30, 2021
(In thousands, except percentages)	June 30, 2022	Dec. 31, 2021	June 30, 2021%		%
ASSETS
Cash and due from banks	$23,997	$26,053	$24,527	(7.9)%	(2.2)%
Interest-bearing deposits	85,046	218,765	197,325	(61.1)	(56.9)
Cash and cash equivalents	109,043	244,818	221,852	(55.5)	(50.8)
Securities:
Debt securities available for sale	93,972	56,480	32,810	66.4	186.4
Securities held to maturity	36,813	14,276	2,000	157.9	1,740.7
Equity securities with readily determinable fair values	9,050	8,566	2,244	5.7	303.3
Total securities	139,835	79,322	37,054	76.3	277.4
Loans:
SBA loans held for sale	32,183	27,373	11,314	17.6	184.5
SBA loans held for investment	33,089	36,075	38,114	(8.3)	(13.2)
SBA PPP loans	14,216	46,450	132,375	(69.4)	(89.3)
Commercial loans	1,026,313	931,726	885,566	10.2	15.9
Residential mortgage loans	481,687	409,355	422,188	17.7	14.1
Consumer loans	79,645	77,944	64,557	2.2	23.4
Residential construction loans	134,460	120,525	99,874	11.6	34.6
Total loans	1,801,593	1,649,448	1,653,988	9.2	8.9
Allowance for loan losses	(22,858)	(22,302)	(22,801)	2.5	0.2
Net loans	1,778,735	1,627,146	1,631,187	9.3	9.0
Premises and equipment, net	19,288	19,914	19,799	(3.1)	(2.6)
Bank owned life insurance ("BOLI")	26,464	26,608	26,560	(0.5)	(0.4)
Deferred tax assets	11,933	10,040	9,377	18.9	27.3
Federal Home Loan Bank ("FHLB") stock	9,223	3,550	9,060	159.8	1.8
Accrued interest receivable	9,961	9,586	9,486	3.9	5.0
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	11,158	11,213	7,420	(0.5)	50.4
Total assets	$2,117,156	$2,033,713	$1,973,311	4.1%	7.3%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$511,062	$529,227	$489,700	(3.4)%	4.4%
Interest-bearing demand	249,997	244,073	208,802	2.4	19.7
Savings	670,129	694,161	518,405	(3.5)	29.3
Time, under $100,000	167,462	194,961	245,423	(14.1)	(31.8)
Time, $100,000 to $250,000	63,105	62,668	74,282	0.7	(15.0)
Time, $250,000 and over	36,212	33,791	57,704	7.2	(37.2)
Total deposits	1,697,967	1,758,881	1,594,316	(3.5)	6.5
Borrowed funds	165,000	40,000	165,000	312.5	-
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	128	129	231	(0.8)	(44.6)
Accrued expenses and other liabilities	22,962	18,664	14,698	23.0	56.2
Total liabilities	1,896,367	1,827,984	1,784,555	3.7	6.3
Shareholders' equity:
Common stock	95,650	94,003	92,810	1.8	3.1
Retained earnings	139,395	123,037	105,811	13.3	31.7
Treasury stock, at cost	(11,634)	(11,633)	(9,668)	-	(20.3)
Accumulated other comprehensive (loss) income	(2,622)	322	(197)	NM*	NM*
Total shareholders' equity	220,789	205,729	188,756	7.3	17.0
Total liabilities and shareholders' equity	$2,117,156	$2,033,713	$1,973,311	4.1%	7.3%
COMMON SHARES AT PERIOD END:
Shares issued	11,214	11,094	11,031
Shares outstanding	10,511	10,391	10,416
Treasury shares	703	703	615

*NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2022

				June 30, 2022 vs.
	For the three months ended			March 31, 2022		June 30, 2021
(In thousands, except percentages and per share amounts)	June 30, 2022	March 31, 2022	June 30, 2021	$	%	$	%
INTEREST INCOME
Interest-bearing deposits	$152	$96	$33	$56	58.3%	$119	360.6%
FHLB stock	50	33	53	17	51.5	(3)	(5.7)
Securities:
Taxable	1,115	652	253	463	71.0	862	340.7
Tax-exempt	10	6	9	4	66.7	1	11.1
Total securities	1,125	658	262	467	71.0	863	329.4
Loans:
SBA loans	926	923	776	3	0.3	150	19.3
SBA PPP loans	492	777	1,748	(285)	(36.7)	(1,256)	(71.9)
Commercial loans	12,414	11,497	10,734	917	8.0	1,680	15.7
Residential mortgage loans	4,982	4,390	4,906	592	13.5	76	1.5
Consumer loans	919	921	682	(2)	(0.2)	237	34.8
Residential construction loans	2,011	1,824	1,486	187	10.3	525	35.3
Total loans	21,744	20,332	20,332	1,412	6.9	1,412	6.9
Total interest income	23,071	21,119	20,680	1,952	9.2	2,391	11.6
INTEREST EXPENSE
Interest-bearing demand deposits	198	164	307	34	20.7	(109)	(35.5)
Savings deposits	412	345	419	67	19.4	(7)	(1.7)
Time deposits	419	480	1,171	(61)	(12.7)	(752)	(64.2)
Borrowed funds and subordinated debentures	285	226	334	59	26.1	(49)	(14.7)
Total interest expense	1,314	1,215	2,231	99	8.1	(917)	(41.1)
Net interest income	21,757	19,904	18,449	1,853	9.3	3,308	17.9
Provision (benefit) for loan losses	1,188	(178)	-	1,366	NM*	1,188	NM*
Net interest income after provision (benefit) for loan losses	20,569	20,082	18,449	487	2.4	2,120	11.5
NONINTEREST INCOME
Branch fee income	281	275	269	6	2.2	12	4.5
Service and loan fee income	688	584	509	104	17.8	179	35.2
Gain on sale of SBA loans held for sale, net	-	852	496	(852)	(100.0)	(496)	(100.0)
Gain on sale of mortgage loans, net	431	521	1,066	(90)	(17.3)	(635)	(59.6)
BOLI income	161	163	133	(2)	(1.2)	28	21.1
Net security (losses) gains	(498)	(557)	23	59	10.6	(521)	NM*
Other income	1,686	401	399	1,285	320.4	1,287	322.6
Total noninterest income	2,749	2,239	2,895	510	22.8	(146)	(5.0)
NONINTEREST EXPENSE
Compensation and benefits	6,811	6,508	6,333	303	4.7	478	7.5
Processing and communications	706	752	750	(46)	(6.1)	(44)	(5.9)
Occupancy	727	775	631	(48)	(6.2)	96	15.2
Furniture and equipment	618	576	659	42	7.3	(41)	(6.2)
Other loan (income) expenses	(5)	135	165	(140)	(103.7)	(170)	(103.0)
Professional services	392	447	339	(55)	(12.3)	53	15.6
Advertising	340	225	403	115	51.1	(63)	(15.6)
Deposit insurance	250	269	225	(19)	(7.1)	25	11.1
Director fees	225	233	204	(8)	(3.4)	21	10.3
Loan collection expenses	36	58	54	(22)	(37.9)	(18)	(33.3)
Other expenses	611	432	697	179	41.4	(86)	(12.3)
Total noninterest expense	10,711	10,410	10,460	301	2.9	251	2.4
Income before provision for income taxes	12,607	11,911	10,884	696	5.8	1,723	15.8
Provision for income taxes	3,156	2,803	2,466	353	12.6	690	28.0
Net income	$9,451	$9,108	$8,418	$343	3.8%	$1,033	12.3%

Effective tax rate	25.0%	23.5%	22.7%

Net income per common share - Basic	$0.90	$0.87	$0.81
Net income per common share - Diluted	0.88	0.85	0.80

Weighted average common shares outstanding - Basic	10,504	10,446	10,427
Weighted average common shares outstanding - Diluted	10,706	10,664	10,569

*NM=Not meaningful

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2022

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2022	2021	$	%
INTEREST INCOME
Interest-bearing deposits	$248	$57	$191	335.1%
FHLB stock	83	116	(33)	(28.4)
Securities:
Taxable	1,768	546	1,222	223.8
Tax-exempt	16	18	(2)	(11.1)
Total securities	1,784	564	1,220	216.3
Loans:
SBA loans	1,849	1,559	290	18.6
SBA PPP loans	1,269	3,477	(2,208)	(63.5)
Commercial loans	23,910	21,210	2,700	12.7
Residential mortgage loans	9,372	10,034	(662)	(6.6)
Consumer loans	1,840	1,538	302	19.6
Residential construction loans	3,835	2,701	1,134	42.0
Total loans	42,075	40,519	1,556	3.8
Total interest income	44,190	41,256	2,934	7.1
INTEREST EXPENSE
Interest-bearing demand deposits	362	616	(254)	(41.2)
Savings deposits	757	851	(94)	(11.0)
Time deposits	899	2,634	(1,735)	(65.9)
Borrowed funds and subordinated debentures	511	688	(177)	(25.7)
Total interest expense	2,529	4,789	(2,260)	(47.2)
Net interest income	41,661	36,467	5,194	14.2
Provision for loan losses	1,009	500	509	101.8
Net interest income after provision for loan losses	40,652	35,967	4,685	13.0
NONINTEREST INCOME
Branch fee income	556	564	(8)	(1.4)
Service and loan fee income	1,272	1,133	139	12.3
Gain on sale of SBA loans held for sale, net	852	741	111	15.0
Gain on sale of mortgage loans, net	952	2,817	(1,865)	(66.2)
BOLI income	324	261	63	24.1
Net security (losses) gains	(1,055)	333	(1,388)	(416.8)
Other income	2,088	772	1,316	170.5
Total noninterest income	4,989	6,621	(1,632)	(24.6)
NONINTEREST EXPENSE
Compensation and benefits	13,319	12,396	923	7.4
Processing and communications	1,458	1,557	(99)	(6.4)
Occupancy	1,502	1,337	165	12.3
Furniture and equipment	1,194	1,308	(114)	(8.7)
Professional services	839	720	119	16.5
Advertising	565	671	(106)	(15.8)
Other loan expenses	130	308	(178)	(57.8)
Deposit insurance	519	439	80	18.2
Director fees	459	412	47	11.4
Loan collection & OREO expenses	93	5	88	1,760.0
Other expenses	1,043	1,110	(67)	(6.0)
Total noninterest expense	21,121	20,263	858	4.2
Income before provision for income taxes	24,520	22,325	2,195	9.8
Provision for income taxes	5,961	5,411	550	10.2
Net income	$18,559	$16,914	$1,645	9.7%

Effective tax rate	24.3%	24.2%

Net income per common share - Basic	$1.77	$1.62
Net income per common share - Diluted	1.74	1.60

Weighted average common shares outstanding - Basic	10,475	10,432
Weighted average common shares outstanding - Diluted	10,685	10,567

*NM=Not meaningful

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

June 30, 2022

	For the three months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2022			June 30, 2021
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$101,430	$152	0.60%	$124,728	$33	0.11%
FHLB stock	3,996	50	4.99	4,725	53	4.46
Securities:
Taxable	127,539	1,115	3.51	34,609	253	2.94
Tax-exempt	1,258	11	3.69	1,754	11	2.49
Total securities (A)	128,797	1,126	3.51	36,363	264	2.92
Loans:
SBA loans	63,804	926	5.82	50,742	776	6.14
SBA PPP loans	23,900	492	8.25	164,073	1,748	4.27
Commercial loans	1,006,183	12,414	4.95	865,292	10,734	4.98
Residential mortgage loans	449,963	4,982	4.44	434,558	4,906	4.53
Consumer loans	78,400	919	4.70	61,357	682	4.46
Residential construction loans	129,780	2,011	6.21	94,388	1,486	6.31
Total loans (B)	1,752,030	21,744	4.98	1,670,410	20,332	4.88
Total interest-earning assets	$1,986,253	$23,072	4.66%	$1,836,226	$20,682	4.52%

Noninterest-earning assets:
Cash and due from banks	24,041			23,511
Allowance for loan losses	(22,179)			(23,043)
Other assets	79,130			75,300
Total noninterest-earning assets	80,992			75,768
Total assets	$2,067,245			$1,911,994

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$270,380	$198	0.29%	$219,244	$307	0.56%
Total savings deposits	686,058	412	0.24	509,476	419	0.33
Total time deposits	278,206	419	0.60	422,472	1,171	1.11
Total interest-bearing deposits	1,234,644	1,029	0.33	1,151,192	1,897	0.66
Borrowed funds and subordinated debentures	59,090	285	1.94	78,991	334	1.69
Total interest-bearing liabilities	$1,293,734	$1,314	0.41%	$1,230,183	$2,231	0.73%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	532,496			482,536
Other liabilities	22,192			14,713
Total noninterest-bearing liabilities	554,688			497,249
Total shareholders' equity	218,823			184,562
Total liabilities and shareholders' equity	$2,067,245			$1,911,994

Net interest spread		$21,758	4.25%		$18,451	3.79%
Tax-equivalent basis adjustment		(1)			(2)
Net interest income		$21,757			$18,449
Net interest margin			4.39%			4.03%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

June 30, 2022

	For the three months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2022			March 31, 2022
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$101,430	$152	0.60%	$210,601	$96	0.18%
FHLB stock	3,996	50	4.99	3,550	33	3.81
Securities:
Taxable	127,539	1,115	3.51	84,739	652	3.12
Tax-exempt	1,258	11	3.69	990	8	3.07
Total securities (A)	128,797	1,126	3.51	85,729	660	3.12
Loans:
SBA loans	63,804	926	5.82	63,543	923	5.89
SBA PPP loans	23,900	492	8.25	36,989	777	8.52
Commercial loans	1,006,183	12,414	4.95	949,948	11,497	4.91
Residential mortgage loans	449,963	4,982	4.44	413,308	4,390	4.31
Consumer loans	78,400	919	4.70	78,989	921	4.73
Residential construction loans	129,780	2,011	6.21	122,993	1,824	6.01
Total loans (B)	1,752,030	21,744	4.98	1,665,770	20,332	4.95
Total interest-earning assets	$1,986,253	$23,072	4.66%	$1,965,650	$21,121	4.36%

Noninterest-earning assets:
Cash and due from banks	24,041			23,679
Allowance for loan losses	(22,179)			(22,331)
Other assets	79,130			79,631
Total noninterest-earning assets	80,992			80,979
Total assets	$2,067,245			$2,046,629

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$270,380	$198	0.29%	$249,329	$164	0.27%
Total savings deposits	686,058	412	0.24	701,281	345	0.20
Total time deposits	278,206	419	0.60	288,155	480	0.68
Total interest-bearing deposits	1,234,644	1,029	0.33	1,238,765	989	0.32
Borrowed funds and subordinated debentures	59,090	285	1.94	50,310	226	1.82
Total interest-bearing liabilities	$1,293,734	$1,314	0.41%	$1,289,075	$1,215	0.38%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	532,496			526,931
Other liabilities	22,192			21,217
Total noninterest-bearing liabilities	554,688			548,148
Total shareholders' equity	218,823			209,406
Total liabilities and shareholders' equity	$2,067,245			$2,046,629

Net interest spread		$21,758	4.25%		$19,906	3.98%
Tax-equivalent basis adjustment		(1)			(2)
Net interest income		$21,757			$19,904
Net interest margin			4.39%			4.11%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

June 30, 2022

	For the six months ended
(Dollar amounts in thousands, interest amounts and	June 30, 2022			June 30, 2021
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$155,714	$248	0.32%	$107,873	$57	0.11%
FHLB stock	3,774	83	4.44	4,945	116	4.73
Securities:
Taxable	106,257	1,768	3.35	36,664	546	3.00
Tax-exempt	1,124	19	3.42	2,077	23	2.23
Total securities (A)	107,381	1,787	3.36	38,741	569	2.96
Loans:
SBA loans	63,674	1,849	5.86	49,799	1,559	6.31
SBA PPP loans	30,408	1,269	8.42	153,387	3,477	4.57
Commercial loans	978,221	23,910	4.93	857,223	21,210	4.99
Residential mortgage loans	431,737	9,372	4.38	445,111	10,034	4.55
Consumer loans	78,693	1,840	4.71	62,393	1,538	4.97
Residential construction loans	126,405	3,835	6.12	91,705	2,701	5.94
Total loans (B)	1,709,138	42,075	4.96	1,659,618	40,519	4.92
Total interest-earning assets	$1,976,007	$44,193	4.51%	$1,811,177	$41,261	4.59%

Noninterest-earning assets:
Cash and due from banks	23,861			23,645
Allowance for loan losses	(22,254)			(23,175)
Other assets	79,379			75,803
Total noninterest-earning assets	80,986			76,273
Total assets	$2,056,993			$1,887,450

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$259,913	$362	0.28%	$214,160	$616	0.58%
Total savings deposits	693,627	757	0.22	493,061	851	0.35
Total time deposits	283,153	899	0.64	430,317	2,634	1.23
Total interest-bearing deposits	1,236,693	2,018	0.33	1,137,538	4,101	0.73
Borrowed funds and subordinated debentures	54,724	511	1.88	84,316	688	1.65
Total interest-bearing liabilities	$1,291,417	$2,529	0.40%	$1,221,854	$4,789	0.79%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	529,729			468,916
Other liabilities	21,706			16,069
Total noninterest-bearing liabilities	551,435			484,985
Total shareholders' equity	214,141			180,611
Total liabilities and shareholders' equity	$2,056,993			$1,887,450

Net interest spread		$41,664	4.12%		$36,472	3.80%
Tax-equivalent basis adjustment		(3)			(5)
Net interest income		$41,661			$36,467
Net interest margin			4.25%			4.06%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

June 30, 2022

Amounts in thousands, except percentages	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$22,168	$22,302	$22,537	$22,801	$22,965
Provision (benefit) for loan losses charged to expense	1,188	(178)	(319)	-	-
	23,356	22,124	22,218	22,801	22,965
Less: Chargeoffs
SBA loans	-	-	-	145	164
Commercial loans	501	-	-	158	20
Residential mortgage loans	-	-	-	-	-
Consumer loans	40	6	-	3	-
Residential construction loans	-	-	-	-	-
Total chargeoffs	541	6	-	306	184
Add: Recoveries
SBA loans	6	22	52	-	19
Commercial loans	32	28	32	-	1
Residential mortgage loans	1	-	-	42	-
Consumer loans	4	-	-	-	-
Residential construction loans	-	-	-	-	-
Total recoveries	43	50	84	42	20
Net (chargeoffs)/recoveries	(498)	44	84	(264)	(164)
Balance, end of period	$22,858	$22,168	$22,302	$22,537	$22,801

LOAN QUALITY INFORMATION:

Nonperforming loans:
SBA loans	$604	$537	$510	$660	$1,713
Commercial loans	1,717	2,292	2,582	2,879	1,637
Residential mortgage loans	2,668	2,999	3,262	2,626	4,043
Consumer loans	-	200	210	-	3
Residential construction loans	2,691	3,273	3,122	2,637	2,289
Total nonperforming loans	7,680	9,301	9,686	8,802	9,685
OREO	-	-	-	-	-
Nonperforming assets	7,680	9,301	9,686	8,802	9,685
Less: Amount guaranteed by Small Business Administration	15	1,102	59	139	139
Net nonperforming assets	$7,665	$8,199	$9,627	$8,663	$9,546

Loans 90 days past due & still accruing	$43	$488	$-	$2,265	$574

Performing Troubled Debt Restructurings (TDRs)	$1,885	$1,917	$1,046	$1,057	$1,068

Allowance for loan losses to:
Total loans at quarter end	1.27%	1.30%	1.35%	1.35%	1.38
Total nonperforming loans	297.63	238.34	230.25	256.04	235.43

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

June 30, 2022

(In thousands, except percentages and per share amounts)	June 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021
SUMMARY OF INCOME:
Total interest income	$23,071	$21,119	$22,271	$21,254	$20,680
Total interest expense	1,314	1,215	1,422	1,531	2,231
Net interest income	21,757	19,904	20,849	19,723	18,449
Provision (benefit) for loan losses	1,188	(178)	(319)	-	-
Net interest income after provision for loan losses	20,569	20,082	21,168	19,723	18,449
Total noninterest income	2,749	2,239	2,624	2,809	2,895
Total noninterest expense	10,711	10,410	10,660	9,860	10,460
Income before provision for income taxes	12,607	11,911	13,132	12,672	10,884
Provision for income taxes	3,156	2,803	3,386	3,213	2,466
Net income	$9,451	$9,108	$9,746	$9,459	$8,418

Net income per common share - Basic	$0.90	$0.87	$0.94	$0.91	$0.81
Net income per common share - Diluted	0.88	0.85	0.92	0.90	0.80

COMMON SHARE DATA:
Market price per share	$26.48	$27.98	$26.25	$23.40	$22.05
Dividends paid	0.11	0.10	0.10	0.09	0.09
Book value per common share	21.01	20.48	19.80	18.94	18.12

Weighted average common shares outstanding - Basic	10,504	10,446	10,376	10,372	10,427
Weighted average common shares outstanding - Diluted	10,706	10,664	10,555	10,507	10,569
Issued common shares	11,214	11,196	11,094	11,063	11,031
Outstanding common shares	10,511	10,493	10,391	10,363	10,416
Treasury shares	703	703	703	700	615

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.83%	1.80%	1.90%	1.96%	1.77%
Return on average equity	17.32	17.64	19.23	19.57	18.29
Efficiency ratio	42.84	45.86	45.55	44.15	49.06
Noninterest expense to average assets	2.08	2.06	2.08	2.05	2.19

BALANCE SHEET DATA:
Total assets	$2,117,156	$2,067,692	$2,033,713	$1,991,115	$1,973,311
Total deposits	1,697,967	1,771,168	1,758,881	1,706,185	1,594,316
Total loans	1,801,593	1,701,384	1,649,448	1,664,891	1,653,988
Total securities	139,835	116,254	79,322	49,807	37,054
Total shareholders' equity	220,789	214,928	205,729	196,267	188,756
Allowance for loan losses	22,858	22,168	22,302	22,537	22,801

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.66%	4.36%	4.53%	4.60%	4.52%
Interest-bearing liabilities	0.41	0.38	0.44	0.51	0.73
Net interest spread	4.25	3.98	4.10	4.09	3.79
Net interest margin	4.39	4.11	4.24	4.27	4.03

CREDIT QUALITY:
Nonperforming assets	$7,680	$9,301	$9,686	$8,802	$9,685
QTD net chargeoffs/(recoveries) to QTD average loans	(0.11)%	0.01%	0.02%	(0.06)%	(0.04)%
Allowance for loan losses to total loans	1.27	1.30	1.35	1.35	1.38
Nonperforming loans to total loans	0.43	0.55	0.59	0.53	0.59
Nonperforming assets to total assets	0.36	0.45	0.48	0.44	0.49

CAPITAL RATIOS AND OTHER:
Total equity to total assets	10.43%	10.39%	10.12%	9.86%	9.57%
Community bank leverage ratio	11.20	10.87	10.51	10.70	10.31

Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	213	209	211	208	208